Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas F. Farrell, II, Chief Executive Officer of Virginia Electric and Power Company (the Company), certify that:

  the Quarterly Report on Form 10-Q of the Company to which this certification is an exhibit for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 and for the period then ended.

/s/ Thomas F. Farrell, II
Thomas F. Farrell, II Chief Executive Officer November 8, 2002